Paygard Inc
                          London Representative Office
                     14-16 Regent Street, London, SW1Y 4PH

Miramas Services Ltd
Guernsey
Channel Island

                                                               10 July 2003
Dear Sirs,
                                 LETTER AGREEMENT

We write to confirm that Paygard will retain Miramas Services Ltd ("MSL") for a period of three years to commence 1st October 2003 to provide corporate and financial advice to Paygard.

In compensation for providing Paygard with these services Miramas will receive US$ 150,000 (one hundred and fifty thousand United States dollars) per annum payable monthly in arrears.

In addition in compensation for having introduced World Games Inc to Paygard, Miramas will be compensated by a further 1.147% flat of the annual net profit generated by Paygard Inc. Net profit for the purpose of this arrangement will be calculated in accordance with the formula agreed by Paygard with Pay2 Ltd in the License Agreement dated 20th March 2003. This arrangement will be in place for the life of the said License Agreement.

Please confirm your acceptance of these terms by signing the attached copy of this agreement. We look forward to working with you.

Yours sincerely,

C. P. Gervaise  Brazier
Director

Accepted

Miramas Services Ltd

                             Boston Fidelity Limited

                                    Singapore

Argonaut Associates Ltd
Papabasiliou House
PO Box 27007
70 JF Kennedy Avenue
Nicosia, Cyprus

10 July 2003

Dear Sirs,

MIRAMAS SERVICES LIMITED ("MSL")
PAYGARD INC. ("PAYGARD")

We write with reference to MSL's shareholding in Paygard.

This serves to confirm that in the event that Boston exercises its right to purchase any or all of MSL's shares in Paygard Boston will offer Argonaut Associates 50% of said purchase at the same price as Boston acquire them from MSL. Such offer(s) will be available to Argonaut for 60 days from the date Boston acquires said shares and Boston undertakes to advise Argonaut forthwith of any such acquisition.

Yours sincerely,

Stewart McAlpine
As Agent

                             Boston Fidelity Limited

                                    Singapore

Argonaut Associates Ltd
c/o: Papabasiliou House
PO Box 27007 70
JF Kennedy Avenue
Nicosia, Cyprus

                                                                   2nd June 2003
Attention: Mr. John Mitchell

Dear Sirs,

We write to confirm arrangements whereby Boston Fidelity Ltd has advanced to Argonaut Associates a total of US $1,200.000 (one million two hundred thousand United States dollars).

This loan is interest free and Will be repaid by Argonaut Associates causing Total Horizon Inc, c/o 8631 Terrnace Drive, El Cerrito, California, CA 04530, to issue 4,185,000 of its common stock to Boston Fidelity prior to 30th September 2003.

Kindly acknowledge your acceptance of this loan and its terms and conditions set out in this letter by signing the attached copy of this letter.

Yours sincerely,

Stewart McAlpine
As Agent

                            BOSTON FIDELITY LIMITED

                  18 South Street - Mayfair - London W I K 1 DG
                            Telephone: 020 7499 8521
                           email: stewartm@ewmgmt.com

Lord Razzall CBE
Argonaut Associates
14-16 Regent Street
London SW1Y 4PH

22 September 2003

Dear Tim

Re: Paygard Inc. / Various Agreements

I  have  just  received  the  signed  'Accepted'   letter   agreements   between
Interpaytech Ltd. and both Airwaves Consultants Ltd. and Fine Choice Securities Ltd.

A copy of each is enclosed for your file,

Regards

Yours sincerely

Stewart McAlpine

                                Interpaytech Ltd

                                 Nicosia, Cyprus

Airwaves Consultants Ltd Tortola British Virgin Islands

Dears Sirs,                                                         10 July 2003

                                LETTER AGREEMENT

We are writing to confirm Arrangements whereby we have appointed -Airwaves - Consultants Ltd to act as consultants to Interpaytech Ltd providing management and marketing services.

By way of compensation Interpaytech will pay Airwaves Consultants Ltd an annual fee of US $225,000 payable monthly in arrears commencing 1st October 2003.

This arrangement will have a term of 3 years.

Please confirm your acceptance of these terms by signing the attached copy of this agreement.

Yours sincerely,

J.A, Mitchell
Director

Accepted:

Airwaves Consultants Ltd

                                Interpaytech Ltd

                                 Nicosia, Cyprus

Fine Choice Securities Ltd
Tortola
British Virgin Islands

                                                                 10 July 2003
Dears Sirs,

                                LETTER AGREEMENT

We are writing to confirm arrangements whereby we have appointed Fine Choice Securities Ltd to act as consultants to Interpaytech Ltd -providing management and marketing services.

By way of compensation Interpaytech will pay Fine Choice Securities Ltd an annual fee of US $225.000 payable monthly in arrears commencing I" October 2003.

This arrangement will have a term of 3 years.

Please confirm your acceptance of these terms by signing the attached copy of this agreement.

Yours sincerely.

J.A. Mitchell
Director

Accepted:

Fine Choice Securities Ltd

                                Interpaytech Ltd

                                 Nicosia, Cyprus


Fine Choice Securities Ltd
Tortola
British Virgin islands

10 July 2003 Dears Sirs,

                                LETTER AGREEMENT

We are writing to confirm arrangements whereby we have appointed Fine Choice Securities Ltd-to act as-consultants to Interpayfech Ltd providing management and marketing services.

By way of compensation Interpaytech will pay Fine Choice Securities Ltd an annual fee of US $225.000 payable monthly in arrears commencing 1st October 2003.

This arrangement will have a term of 3 years.

Please confirm your acceptance of these terms by signing the attached copy of this agreement.

Yours sincerely.

J.A. Mitchell
Director

Accepted:

Fine Choice Securities Ltd

                                Interpaytech Ltd

                                 Nicosia, Cyprus

Argonaut Associates Ltd
Papabasiliou House
PO Box 27007
70 JF Kennedy Avenue
Nicosia, Cyprus

10 July 2003

Dear Sirs,

                                LETTER AGREEMENT

We are writing to confirm arrangements -whereby we have appointed Argonaut Associates Ltd to act as consultants to Interpaytech Ltd providing management and marketing services.

By way of compensation Interpaytech will pay Argonaut Associates Ltd an annual fee of US $450,000 payable monthly in arrears commencing I" October 2003.

This arrangement will have a term of 3 years.

Please confirm your acceptance of these terms by signing the attached copy of this agreement.

Yours sincerely,

J.A. Mitchell
Director

Accepted:

Argonaut Associate

                             Argonaut Associates Ltd

                                 Nicosia Cyprus

Total Horizons Inc.
8631 Terrnace Drive
El Cerrito, California
CA 04530

2nd June 2003

For the attention of Mr. CP Gervaise-Brazier

Dear Sirs,

We write to confirm arrangements whereby Argonaut Associates Ltd. ("Argonaut") has advanced to Total Horizon Inc a total of US $1,200,000 (one million two hundred thousand United States dollars).

This loan is interest free and is repayable in installments of US$ 100.000 per month commencing 1 October 2003 with the final payment no later than 31 October 2004, or as otherwise agreed in accordance with Total Horizon cashflow.

Kindly acknowledge your acceptance of this loan and its terms and conditions set out in this letter by signing the attached copy of this letter.

Yours sincerely,

J. A Mitchell
Director